EXHIBIT 10.3


                                     WARRANT

                     To Subscribe for and Purchase Stock of

                           AVANTI OPTICS CORPORATION.


         THIS CERTIFIES THAT, for value received and subject to the terms and provisions hereinafter set forth, CyberOptics Corporation (the "Purchaser"), or registered assigns, is entitled to subscribe for and purchase from Avanti Optics Corporation., a Delaware corporation (the "Company"), at any time from and after the Initial Exercise Date (as hereinafter defined) to and including May 1, 2007, a number of shares of the Company's Equity Securities (as hereinafter defined) initially equal to the number of shares calculated as described in the immediately following paragraph. This Warrant has been issued to Purchaser by the Company in connection with the issuance by the Company to Purchaser of a Secured Convertible Promissory Note of the Company, of even date herewith, in the original principal amount of $1,500,000 (the "Note").

         The number of shares initially purchaseable under this Warrant (subject to adjustment as noted below) shall be equal to 30% of the original principal amount of the Note set forth in the immediately preceding paragraph divided by the initial Warrant purchase price calculated as described in the immediately following paragraph.

         This Warrant shall be for the purchase of shares of such Equity Securities as are first offered and sold by the Company after the date of this Warrant and shall entitle the holder of this Warrant to all of the rights under, and to become a party to, any agreements between the Company and the purchasers of such Equity Securities, including but not limited to, any rights with respect to the registration of the Equity Securities or the common stock into which the Equity Securities are convertible afforded to such purchasers (provided the holder executes any such agreements in the same manner as the purchasers of such Equity Securities); provided, however, that the holder may, by notifying the Company at any time within 30 days of receipt of notice from the Company of any subsequent sale of Equity Securities of the Company, elect to have this Warrant become exercisable to purchase the Equity Securities sold by the Company in such subsequent sale of its Equity Securities and to obtain the rights under and become a party to any agreements relating to such subsequent sale of Equity Securities; provided further that such right to elect to have this Warrant apply to any such subsequent sale of Equity Securities shall expire 30 days after the Company provides notice to the holder that it has offered and sold in an offering generating $1,500,000 of gross proceeds to the Company, Equity Securities representing indebtedness of the Company, or a series of Preferred Stock of the Company, that is convertible into shares of Common Stock of the Company, but only, in the case of Preferred Stock, if such series of Preferred Stock ranks senior to the Company's Common Stock and senior to or on a parity with the Company's Series A Convertible Preferred Stock upon liquidation of the Company. The initial Warrant purchase price (subject to adjustment as noted below) shall be equal to the per share sales price (prior to deduction of any brokers', agents' and underwriters' commissions and fees) of such Equity Securities in the sale referred to above. The term "Equity


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Securities" as used herein shall mean the Common Stock, or any security convertible into or exercisable or representing the right to purchase the Common Stock of the Company, but excluding any Common Stock issued (i) upon the conversion of any of the Company's Preferred Stock outstanding on the date of this Warrant or pursuant to any option or warrant outstanding on the date of this Warrant, or (ii) to any director, officer, employee or independent contractor of the Company in connection with the employment of or services provided by any of the foregoing, or (iii) in connection with any joint venture, partnering, licensing or other contractual relationship not involving the provision of cash financing to the Company. TheInitial Exercise Date shall be the date of the first sale of Equity Securities after the date of this Warrant..

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant may be exercised by the holder, in whole or in part by written notice of exercise in the form attached hereto as Exhibit 1 delivered to the Company 10 days prior to the intended date of exercise and by the surrender of this Warrant at the principal office of the Company and upon payment to it by check in the amount of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding sentence, certificates for the shares of the stock so purchased shall be delivered to the holder hereof within 15 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the holder hereof within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for shares of stock except in accordance with the provisions and subject to the limitations of paragraph 5 hereof and the restrictive legend set forth below.

         2. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Warrant Stock to provide for the exercise of this Warrant.

         3. The foregoing provisions are, however, subject to the following:

                  (a) The Warrant purchase price shall, from and after the Initial Exercise Date, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the Warrant purchase price resulting from such adjustment, the number of shares obtained by multiplying the Warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant purchase price resulting from such adjustment.

                  (b) In case the Company shall at any time subdivide its outstanding shares of Warrant Stock into a greater number of shares or declare a dividend payable in the Warrant Stock, the Warrant purchase price in effect immediately prior to such subdivision or dividend shall be proportionately reduced, and conversely, in case the outstanding Warrant Stock of the Company shall be combined into a smaller number of shares, the Warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

                  (c) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Warrant Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Warrant Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder hereof shall have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Warrant Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the holder hereof if the holder hereof had exercised this Warrant and had received upon exercise of this Warrant the shares immediately prior to the effectiveness of such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the holder hereof at the last address of the holder appearing on the books of the Company, the obligation to deliver to the holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder hereof may be entitled to purchase.

                  (d) If any other event occurs as to which in the opinion of the Board of Directors of the Company the provisions of paragraph 3(b) or 3(c) hereof are not strictly applicable or, if strictly applicable, would not be adequate to protect the purchase rights of the holder of this Warrant or of Warrant Stock in accordance with the essential intent and purposes of such provisions, then the Board of Directors shall make an appropriate adjustment in the application of such provisions, in accordance with such essential intent and principles so as to protect such purchase rights as aforesaid.

                  (e) Upon any adjustment of the Warrant purchase price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the holder hereof at the address of the holder as shown on the books of the Company, which notice shall state the Warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

         5. The holder hereof, by acceptance hereof, represents and warrants that (a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor any state or foreign securities laws. As a result, neither this Warrant nor the shares of Warrant Stock to be isssued upon exercise of this Warrant may be offered for sale, sold, pledged, assigned or otherwise disposed of, and no transfer of this Warrant or such shares will be made by the Company or its transfer agent, without appropriate registration under the Securities Act and any applicable state securities laws or an opinion of counsel acceptable to the Company with respect to the availability of an exemption from such registration. Further, other than pursuant to registration under the Securities Act and any applicable state securities laws or an opinion of counsel acceptable to the Company with respect to the availability of or an exemption from such registration, the Company will not accept the exercise of this Warrant or issue certificates for shares to be issued upon exercise of this Warrant. The Company may also condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom any shares of Warrant Stock are to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any shares of Warrant Stock to be issued upon exercise of this Warrant shall be stamped with appropriate legends setting forth these restrictions on transferability.

         6. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such items and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant.

         7. In the event of:

                  (a) any taking by the Company of a record of the holders of the Warrant Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other entity; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then and in each such event the Company will give notice to the holder hereof specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and (ii) the amount and character of such dividend, distribution or right, and (iii) the date on which any such reorganization, reclassification, capitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or other securities) shall be entitled to exchange their shares of Warrant Stock (or other securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given in writing to the holder hereof at least 20 days in advance by personal delivery or by certified or registered mail, return receipt requested, to the latest address of the holder hereof as set forth in the Company records.

         8. No fractional shares of Warrant Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Warrant Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market price" for purposes of this paragraph 8 shall mean, if the Warrant Stock is traded on a securities exchange or on the NASDAQ National Market, the closing price of the Warrant Stock on such exchange or the NASDAQ National Market, or, if the Warrant Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Warrant Stock is not traded on an exchange or the NASDAQ National Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be fair market value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

         9. (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Warrant Stock as provided in this paragraph 9 at any time or from time to time from and after the Initial Exercise Date and prior to its expiration, subject to the restrictions set forth in paragraph (c) below. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Warrant Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (d) below) of a single share of Warrant Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate Warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 9 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

                  (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement, substantially in the form attached hereto as Exhibit 2, specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Warrant Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new Warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 15 days following the Conversion Date.

                  (c) In the event the Conversion Right would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate upon the Company's written notice to the holder of this Warrant of such adverse accounting treatment.

                  (d) For purposes of this paragraph 9, the "fair market value" of a share of Warrant Stock as of a particular date shall be its "market price", calculated as described in paragraph 8 hereof.

         10. Notwithstanding any other provision of this Warrant, this Warrant shall terminate and be of no further force or effect in the event that Avanti pays the Holder the amounts set forth in Section 3 of the Note in connection with a Disposition Transaction (as defined in the Note).

         11. This Warrant shall be transferable only on the books of the Company by the holder hereof in person, or by duly authorized attorney, on surrender of the Warrant, properly assigned.

         12. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         13. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota.

         IN WlTNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated as of May 1, 2002.


                                                    AVANTI OPTICS CORPORATION.


                                                    By _________________________
                                                    Its  Chief Financial Officer


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                               NOTICE OF EXERCISE
                                  FOR WARRANTS

To:      AVANTI OPTICS CORPORATION.

         The undersigned hereby irrevocably elects to purchase ______________ shares of Warrant Stock of AVANTI OPTICS CORPORATION pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                  Please issue a certificate or certificates for the shares of Warrant Stock in the name set forth below:


                                             ___________________________________

                                             ___________________________________
                                             Print Name(s), if joint

                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City, State, Zip Code

                                             ___________________________________

                                             ___________________________________
                                             Taxpayer ID Number(s), if joint

                                             ___________________________________

                                             ___________________________________
                                             Social Security Number(s), if joint


         The undersigned represents that the aforesaid shares resulting from the exercise of the Warrant are acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date: _________________________              ___________________________________

                                             ___________________________________
                                             Signature(s), if joint

* The signature on the Notice of Exercise must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                CONVERSION NOTICE

               (To be signed upon exercise of Warrant pursuant to
                          Sections 9(a) through 9(d))

To:      AVANTI OPTICS CORPORATION.

         The undersigned hereby irrevocably elects to exercise the Conversion Right provided in Sections 9(a) through 9(d) of the within Warrant for, and to acquire thereunder, ________ shares of Warrant Stock. If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

         Please issue a certificate or certificates for the shares of Warrant Stock in the name set forth below:



                                             ___________________________________

                                             ___________________________________
                                             Print Name(s), if joint

                                             ___________________________________
                                             Address

                                             ___________________________________
                                             City, State, Zip Code

                                             ___________________________________

                                             ___________________________________
                                             Taxpayer ID Number(s), if joint

                                             ___________________________________

                                             ___________________________________
                                             Social Security Number(s), if joint


         The undersigned represents that the aforesaid shares resulting from the exercise of the Warrant are acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date: _________________________              ___________________________________

                                             ___________________________________
                                             Signature(s), if joint

* The signature on the Conversion Notice must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.